UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 8, 2022

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ZENTALIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39263	82-3607803
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1359 Broadway, Suite 1710
New York, New York 10018
(Address of principal executive offices) (Zip Code)
(212) 433-3791
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZNTL	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 8, 2022, Zentalis Pharmaceuticals, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 39,276,592 shares of common stock were present online or represented by proxy at the meeting, representing approximately 86% of the Company’s outstanding common stock as of the April 11, 2022 record date. The following are the voting results for the proposals considered and voted upon at the meeting, all of which were described in the Company’s definitive proxy statement filed with the Commission on April 28, 2022.

Item 1 — Election of two Class II Directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Cam S. Gallagher	29,993,713	8,047,106	1,235,773
Karan S. Takhar	30,216,019	7,824,800	1,235,773

Item 2 — Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
37,892,839	564	1,383,189	0

Item 3 — Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
35,014,671	1,511,837	1,514,311	1,235,773

Item 4 — Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

ONE YEAR	TWO YEARS	THREE YEARS	Votes ABSTAINED	Broker Non-Votes
36,640,274	1,627	52,614	1,346,304	1,235,773

Based on the foregoing votes, Cam S. Gallagher and Karan S. Takhar were elected as Class II Directors, Items 2 and 3 were approved and the Company’s stockholders recommended that future stockholder advisory votes on the compensation of the Company’s named executive officers be held every year. Based on the foregoing voting results and consistent with the Board of Directors’ recommendation, the Board of Directors has determined to hold an advisory vote on the compensation of the Company’s named executive officers every year until the next advisory vote regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers is submitted to the stockholders or the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENTALIS PHARMACEUTICALS, INC.

Date: June 13, 2022	By:	/s/ Melissa Epperly
Melissa Epperly
Chief Financial Officer